BARON

FUNDS®

Baron Discovery Fund

Supplement dated August 10, 2017

to Summary Prospectus dated January 27, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective Monday, October 9, 2017, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentences under “Principal Investment Strategies of the Fund,” which read as follows: “The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger. At the last reconstitution by Russell on June 30, 2016, the weighted median market cap of the Russell 2000 Growth Index was $1.79 billion.” are deleted in their entirety and replaced with the following: “The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at June 30 and December 31, or companies with market capitalizations up to $1.5 billion, whichever is larger.”

On page 5 of the Summary Prospectus, the following paragraph under “Management” is deleted in its entirety: “Portfolio Manager Adviser. Cliff Greenberg has been the portfolio manager adviser of Baron Discovery Fund since its inception on September 30, 2013.”

This information supplements the Summary Prospectus dated January 27, 2017. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.